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Exhibit 99.2

          IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                    IN AND FOR NEW CASTLE COUNTY



IN THE MATTER OF NORTH               )      CONSOLIDATED
EUROPEAN OIL ROYALTY TRUST           )      ------------
                                     )      Civil Action No. 753
-------------------------------------)
                                     )
SARAH JACKSON, Escheator of the      )
State of Delaware,                   )
                                     )
                     Plaintiff,      )
                                     )
               v.                    )      Civil Action No. 8731
                                     )
NORTH EUROPEAN OIL ROYALTY TRUST,    )
and ROBERT P. ADELMAN, ROBERT J.     )
CASTLE, WILLARD B. TAYLOR and        )
JOHN H. VAN KIRK, Its Trustees,      )
                                     )
                     Defendants.     )


                      ORDER APPROVING SETTLEMENT
                      --------------------------



          This 26th day of February, 1996, the Court having considered the

Joint Petition for Approval of Settlement of Pending Litigation ("Joint

Petition") at a hearing on February 26, 1996, after notice was sent to all

Certificate Holders of the Trust and the Solicitor ad litem, and the Court having considered the Report of the Solicitor ad litem and all comments received in response to the notice,

          IT IS HEREBY ORDERED THAT:

          1.  The Court finds that the settlement terms set forth in the Joint

Petition represent a fair and reasonable compromise for all concerned interests, including the State of Delaware, the Trust, the Certificate Holders

and the unlocated stockholders, and that the settlement will avoid further litigation, with attendant costs and risks for all concerned interests.

          2.  The Settlement of Civil Action 8731 is approved upon the terms set forth in the Joint Petition.

         3.  The Trust will issue to the Escheator certificates for all of the units attributable to the Category I Unlocated Stockholders, according to the following schedule:

             a.  Within thirty (30) days after this Order Approving Settlement

("Order") becomes final and non-appealable (or in the event of appeal, within thirty (30) days after final determination of all appeals), the Trust shall issue to the Escheator a certificate or certificates for fifty percent (50%)

of the units attributable to Category I Unlocated Stockholders.

             b.  On or before July 1, 2000, the Trust shall issue to the

Escheator a certificate or certificates for fifty percent (50%)(1) of the then-remaining units attributable to Category I Unlocated Stockholders.

             c.  On or before July 1, 2005, the Trust shall issue to the

Escheator a certificate or certificates for all of the then-remaining units attributable to Category I Unlocated Stockholders.

         4.  Until June 30, 2005, the units so delivered to the Escheator shall be fully entitled to all future distributions and included in the computation base for such distributions.

         5.  To assure an orderly market, the Escheator in making any sales of units shall be restricted to the numerical sales limitations of the Securities and Exchange Commission Rule 144 (whether or not such rule technically applies).

         6.  Any publicity announcement concerning this settlement (other than that required by the federal securities laws disclosure requirements) shall require the agreement of both parties to the settlement.

         7.  Beginning on the date when the Trust issues to the Escheator the first certificate for units attributable to Category I Unlocated Stockholders,

if any shares of the Category I Unlocated Stockholders are tendered in


--------------------

(1) Equal to twenty-five percent (25%) of the original amount of Category I Unlocated Stockholders less units issued to allowed claims.

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exchange for Trust units, the Trust shall continue to administer such claims.

In computing the amounts to be paid to any such claimants, the amounts of distributions made after the time of this settlement until claim allowance and payment shall be added to the amount required to be paid to such allowed claimant.  Nevertheless, the obligation to issue units and pay dividends and distributions with respect to such shares in accordance with Section 3.10 of the Royalty Trust Agreement shall be borne by and between the Trust and the

Escheator in the following proportion: (i) from the date the Trust first issues certificates for units to the Escheator to June 30, 2000, the Trust and

Escheator shall each pay fifty percent (50%) of all claims; (ii) from July 1,

2000 to June 30, 2005, the Trust shall pay twenty-five percent (25%) and the

Escheator shall pay seventy-five percent (75%) of all claims.  At all stages of this settlement following the initial date at which the Escheator receives the first certificates for units and continuing through June 30, 2005, the

Escheator's liability under this Paragraph of the Order for allowed claims shall be limited to the total value of units (2) and distributions it has received from the Trust and any shortfall shall be paid by the Trust.

         8.  Section 3.10 of the Royalty Trust Agreement shall be deemed amended to provide that, effective July 1, 2005, after certificates for all units attributable to Category I Unlocated Stockholders have been issued to the Escheator, the Trustees shall have no further obligation to issue units or pay dividends or distributions to Category I Unlocated Stockholders included in this settlement.  From and after that date, all claims by Category I

Unlocated Stockholders against the Trust under Section 3.10 shall be barred,

and any Category I Unlocated Stockholder with evidence of ownership or




--------------------

(2) The value of the Units for this purpose shall be computed on the basis of the closing market price on the date of delivery of the units to the Escheator.


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entitlement to Corporation or Company shares shall be entitled only to file a claim with the Escheator in accordance with 12 Del.C. sec. 1206.  For purposes of administering claims under 12 Del.C. sec. 1206, the Escheator shall distribute units (or the proceeds from the sale of units) on a "first in,

first out" basis according to the order in which the units were received by the Escheator from the Trust.

         9.  Section 4.7 of the Royalty Trust Agreement shall be deemed amended to provide that, effective July 1, 2005, after certificates for all units owed to Category I Unlocated Stockholders have been issued to the

Escheator, the Trust shall no longer be required to set aside any amount for claims by the Category I Unlocated Stockholders upon termination of the Trust and any amounts remaining at the time of termination of the Trust may be disbursed or distributed as if the shares of the Category I Unlocated

Stockholders had never existed.

         10. The Trustees are authorized, without further court approval, to implement parallel arrangements regarding the Category II Unlocated

Stockholders with such other potential escheator states as may be willing to adhere to the settlement arrangements outlined herein to which Delaware has agreed.

         11. Section 3.10 of the Royalty Trust Agreement shall be deemed amended to provide that effective at the earlier of July 1, 2005, or after certificates for all units attributable to Category II Unlocated Stockholders have been issued to the appropriate state Escheator, the Trustees shall have no further obligation to issue units or pay dividends or distributions to

Category II Unlocated Stockholders.  From and after that date, all claims by

Category II Unlocated Stockholders against the Trust under Section 3.10 shall be barred and any Category II Unlocated Stockholders with evidence of ownership or entitlement to Corporation or Company shares shall be entitled only to file a claim with the appropriate state Escheator.



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         12. Section 4.7 of the Royalty Trust Agreement shall be deemed amended to provide that, effective at the earlier of July 1, 2005 or after certificates for all units owed to Category II Unlocated Stockholders have been escheated to the states of their respective last known addresses, the

Trust shall no longer be required to set aside any amount for claims by the

Category II Unlocated Stockholders upon termination of the Trust and any amounts remaining at the time of termination of the Trust may be disbursed or distributed as if the shares of the Category II Unlocated Stockholders had never existed.


         13. The Trustees and the Escheator are authorized and directed to take such actions as are necessary to consummate the settlement pursuant to the terms set forth in the Joint Petition and this Order.

         14. The Court retains jurisdiction over this matter and the parties hereto until further order of the Court for the purpose of supervising compliance with this Order.


                                               /s/ Jack B. Jacobs
                                             ------------------------------
                                               Vice Chancellor

























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